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                     UNITED STATES  SECURITIES AND EXCHANGE
                      COMMISSION WASHINGTON, D.C.   20549

                             ------------------------

                                     FORM 8-K

                                  CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                                EXCHANGE ACT OF 1934



 DATE OF REPORT:  September 4, 1998   DATE OF EVENT REPORTED): August 31,1998




                        APPLIED INTELLIGENCE GROUP, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             OKLAHOMA                 000-21729               73-1247666
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
   OF INCORPORATION)                                        IDENTIFICATION NO.)



                              13800 BENSON ROAD
                          EDMOND, OKLAHOMA   73013
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                 (405) 936-2300













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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On August 31, 1998, Applied Intelligence Group, Inc.(the "Registrant"), executed a definitive agreement, subject to shareholder approval, to sell its Systems Integration and Consulting business segment to the NetPlex Group, Inc., and issued a press release on September 1, 1998.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which impair the Company's future financial results or preclude completion of future acquisitions by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        Not applicable


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Not applicable



ITEM 5.  OTHER EVENTS

       Not applicable



ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

       Not applicable







ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1   Press Release dated September 1, 1998


For Immediate Release
Contact:
Tony Schor                                   Kay Titchenal
Investor Awareness, Inc.                     Applied Intelligence Group, Inc.
847-945-2222                                 405-936-2340
Investawar@aol.com                           ktitchenal@aig.vialink.com Contact:

 Applied Intelligence Group, Inc., Signs Definitive Agreement to Sell Systems Integration and Consulting Business Segment

Edmond, OK, September 1, 1998 - - Applied
Intelligence Group, Inc. (Nasdaq: IQIQ)
www.aig.vialink.com, an Electronic Commerce and leading-edge, Internet-based applications Company announced today that it has signed a definitive agreement to sell its Systems Integration and Consulting Business Segment to The Netplex Group,
Inc. (Nasdaq: NTPL), of McLean, Virginia, on or about
October 1, 1998.

The Netplex Group, Inc. (www.netplexgroup.com) is an information technology services and solutions company providing the people, technologies, and processes that build, manage and protect business information systems. Headquartered in McLean, Virginia, Netplex
(Nasdaq: NTPL) is a national organization with over 500 employees operating in twelve locations.

Proceeds of the sale are anticipated to valued at between $4.0 million and $6.5 million, depending on the future performance of the business unit, which had revenues of approximately $9.8 million for the 12 months ended June 30, 1998. Under the terms of the definitive agreement, Netplex will pay Applied
Intelligence Group $3 million in cash and $1 million in preferred stock (approximately 640,000 shares ) at closing of the sale. In addition, a performance-based earn-out may be paid in the form of up to an additional $1.5 million in cash and up to an additional 640,000 shares of preferred stock. The maximum earn-out will be achieved if the acquired business produces $9.0 million in EBITDA over the term of the nine calendar quarters, beginning October
1998. The closing of this transaction is anticipated to occur within the next thirty days.

In addition, the Board of Directors of Applied
Intelligence Group, Inc. ("AIG"), also announced that upon closing of the sale, Lewis B. "Bucky" Kilbourne, one of the Company's outside board members, will become Acting CEO. Robert L. Barcum, current
President and CEO since 1985 of Applied Intelligence
Group, Inc., will remain as Chairman of the Board.

In making the announcement, Kilbourne commented, "Proceeds from this sale will be used to reduce outstanding debt and allow us to continue our focus of building a recurring revenue base through the Company's viaLink and ijob solutions. This transaction will provide additional capital to further the Company's lead as a developer, provider and facilitator of electronic commerce."
                       -more-




 "Without Robert Barcum, there would never have been an Applied Intelligence Group. Robert has always believed that AIG will become a significant participant in Electronic Commerce and leading-edge, Internet-based applications with a recurring revenue stream of business. Now his vision, drive and knowledge of the industry in building a recurring revenue stream has brought us to the moment of success. I am delighted that Robert has chosen to continue to serve AIG in his important role as Chairman of the Board," added Kilbourne.

Lewis B. "Bucky" Kilbourne, Ph.D., has 20 years of financial experience in the retail, food, and banking businesses. Dr. Kilbourne received his BA from Louisiana State University and a MA and Ph.D., from the University of Pennsylvania. Additionally, Dr.
Kilbourne is President of Kilbourne and Associates,
Inc., a management consulting firm located in Oklahoma City, and is also a Professor of Finance and Economics at Oklahoma City University.

Applied Intelligence Group, Inc. is a recognized leader in providing business solutions through technology to the retail industry. Applied
Intelligence Group's viaLink services combine
Electronic Commerce and leading-edge Internet-based applications to provide consumer product manufacturers, distributors and retailers the capability of doing business electronically with all of their trading partners. The subscription-based viaLink services allow supply chain participants to electronically send and receive product, cost, and promotional information in a format that is compatible with any party's system, regardless of their technological sophistication, and at a fraction of the cost of traditional EDI (Electronic Data
Interchange). Applied Intelligence also provides consulting and systems integration services to the retail supply chain.

For more information, contact Investor Awareness, Inc. at 847-9452222.

This press release contains forward-looking statements within the meaning of the Securities
Exchange Act of 1934 ("The Act"). Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forwardlooking statements reflect management's current views and projections regarding economic conditions, industry environments and
Company performance. Factors, which could significantly change results, include but are not limited to sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and factors affecting the retail and technology industry in general.
Additional information regarding these and other factors may be included in the Company's quarterly
10-QSB filings and other public documents, copies of which are available from the Company upon request.
                         -0-


ITEM 8.  CHANGE IN FISCAL YEAR

        Not applicable



ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

       Not applicable



                      SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                   APPLIED INTELLIGENCE GROUP, INC.
                                           (Registrant)
Date:  September 4, 1998                   By: /s/John M. Duck
                                           VICE PRESIDENT
                                           & CHIEF FINANCIAL OFFICER